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Semiannual Report April 30, 2001

Oppenheimer

Emerging Technologies Fund

[LOGO OF OPPENHEIMER FUNDS]

REPORT HIGHLIGHTS

Fund Objective
Oppenheimer Emerging Technologies Fund seeks long-term capital appreciation.

CONTENTS

1	President’s Letter
3	An Interview with Your Fund’s Manager
9	Financial Statements
24	Officers and Trustees

Cumulative Total Returns*
	For the Six-Month Period
	Ended 4/30/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	–46.11%	–49.21%

Class B	–46.25	–48.94

Class C	–46.34	–46.88

Class Y	–45.96

Average Annual Total Returns*

	For the 1-Year Period
	Ended 4/30/01

	Without	With
	Sales Chg.	Sales Chg.

Class A	–43.23%	–46.50%

Class B	–43.58	–46.40

Class C	–43.67	–44.24

Class Y	–42.98

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 7 for further details.

PRESIDENT’S LETTER

Dear Shareholder,

[PHOTO]

Bridget A. Macaskill

President
Oppenheimer
Emerging Technologies
Fund

As we approach the midpoint of 2001, the best policy in this investment landscape appears to be “proceed with care, but remain open to opportunity.” The U.S. economy has experienced a slowdown, which has provided a healthy restraint on inflation and helped relax a tightening job market. It has created a challenging climate for American workers, businesses and investors, but it has also sown the seeds of opportunity for the period ahead.

     Although the stock market has experienced considerable volatility, major market indices have recovered a significant percentage of their losses from 2000. The focus appears to have shifted from untested companies that drew high investor expectations but had zero or negative earnings toward good, solid companies that are worth owning for the long term. Overall market valuations are far more realistic than they were one year ago.

     The U.S. bond market has been helped by declining interest rates and a rotation of investor interest from stocks to bonds. An increase in bank credit has also helped eliminate some of the risk in the high yield and investment-grade corporate bond market. As a result, both high yield and corporate bonds have performed well in 2001. After a strong showing in 2000, U.S. Treasury bonds have also delivered positive returns this year.

     If you have been unsettled by the market’s recent volatility, it may help to think about the events of the past six months in a broader context: Consider, for example, that the average U.S. diversified actively managed equity fund performed better than the S&P 500 Index.1 The stock market segments hardest hit over the past year are the same ones that enjoyed the strongest gains over the previous four years. And during the past year, value stocks have outperformed growth stocks by a wide margin.2

     In fact, the lessons provided by a volatile and difficult market reinforce many of the basic investment principles that we have discussed in this letter from time to time: the importance of continuing to add to your investments regardless of the market3 ; the danger of pulling out of your investments and locking in losses

1 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

PRESIDENT’S LETTER

rather than assessing each investment from the perspective of your overall goals; the wisdom of diversification, the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles; the value of adding an investment in an asset class you don’t own, especially if valuations are attractive.

     Although it is likely that the financial markets will experience many changes before this cycle of volatility runs its course, we believe that the worst may be behind us. Your financial advisor can answer your questions about the markets and about diversification, and we can help by providing a broad menu of investment choices from OppenheimerFunds. While news from many industries and companies has been of layoffs and cutbacks, we think it is important for you to know that we continue to add to our resources, to develop our technological capabilities and to support our staff of award-winning investment managers. It is difficult to know where the markets are headed next, but we can assure you that our commitment to investment excellence has never been stronger.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
May 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks. High yield bonds are subject to greater risks of default than investment grade bonds. U.S. Treasury securities, unlike corporate bonds, are backed by the full faith and credit of the U.S. Government.

1. For the six-month period ended 4/30/01, the average U.S. diversified actively managed equity fund produced a return of -9.83% while the S&P 500 Index generated a return of -12.07%. Source of data: Lipper, Inc. The index comparison does not depict the performance of any Oppenheimer funds. Indices cannot be purchased directly by investors.
2. For the one-year period ended 4/30/01, the S&P BARRA Value Index produced a return of 6.35% while the S&P BARRA Growth Index generated return of -29.16%. Source of data: Standard & Poor's Micropal Inc.
3. Please note, however, that automatic investing does not assure a profile or protect against losses in declining markets.

2 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

[PHOTO]

Portfolio Management
Team (l to r)
Julie Ryan
Ian Horowitz
Bruce Bartlett
(Portfolio Manager)
Jin Chon
James Turner
(not pictured)

Q. How would you characterize Oppenheimer Emerging Technologies Fund’s performance during the six-month period that ended April 30, 2001?

A. The Fund’s performance suffered during the period along with most other technology-oriented funds as a result of a pronounced, broad-based downturn in growth-oriented stocks. This downturn hit the technology sector particularly hard. While we are disappointed with these results, we believe that this challenging investment environment represents a normal—and, indeed, healthy—part of the market cycle, and look forward to a return to more favorable conditions for well-positioned emerging technology companies.

What made this such a challenging period for technology stocks?

The past six months were characterized by a sharp reversal of the conditions that had supported technology stocks during the previous several years. Over the period, U.S. economic growth wilted in the face of high interest rates and declining levels of consumer confidence. These conditions caused revenue and earnings to fall short of expectations across a wide range of industries, including technology. As growth rates decelerated, reduced expectations for future earnings drove stock prices sharply lower, especially among the most richly valued, high growth segments of the technology-based “new economy.”

How did you manage the Fund in light of these conditions?

Our investment strategy looks beyond short-term market volatility to focus on compelling, long-term growth opportunities related to the revolution in information technology that continues to transform today’s economy. With traffic on the Internet multiplying several times each year, advances in the collection, digitization and processing of data are generating new products

3 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

“By emphasizing the quality of a company’s revenues rather than the absolute magnitude of its growth, we reduced the Fund’s level of risk and volatility while remaining true to our unique investment strategy.”

and services, new ways of doing business, and new opportunities for investment. Oppenheimer Emerging Technologies Fund was created to try to capture the most attractive investment opportunities available in this new economy.

     In general, we tried to identify opportunities among companies capitalizing on and speeding the Internet’s development. In particular, we found attractive investments in companies working to increase Internet bandwidth. Limited bandwidth—the rate at which information travels across a network—is the most serious problem hindering the deployment of new applications on the web. During the period, we held substantial positions in several companies supplying the building blocks for high-bandwidth optical networks. For example, CIENA Corp. is the leading provider of Wavelength Division Multiplexing components, a technology that enables many light signals to be sent simultaneously through a single strand of optical fiber. Newport Corp. is a leading provider of automation and productivity enhancements for optical component manufacturers.

     As the period progressed, we began to emphasize companies we believed could maintain reliable and sustainable revenue growth during an economic slowdown. By stressing the quality of a company’s revenues rather than the absolute magnitude of its growth, we reduced the Fund’s level of risk and volatility while remaining true to our unique investment strategy. For example, we built substantial positions in companies such as Research In Motion Ltd. and Micromuse, Inc., that managed to buck the downward earnings trend while showing evidence of their ability to sustain strong operating results.

Did you invest in any other areas of technology?

Within the world of bandwidth-related technologies, which seemed to offer the most compelling investment opportunities, we have invested in many pockets of opportunity. In addition to the fiber optic component and networking companies mentioned earlier, we have found attractive investments among

4 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

Cumulative
Total Returns
For the Period from 4/25/00
to 3/31/01[1]
Class A	–50.27%

Class B	–50.22

Class C	–48.12

Class Y	–46.97

providers of applications, appliances, devices and access technologies. For example, businesses today must handle rapidly growing amounts of data flowing through the Internet, intranets, email and other modes of electronic communication. Veritas Software Corp., one of our largest holdings during the recent period, is a leading provider of systems for data storage and management. Another of our top holdings, Comverse Technology, Inc., is a leading developer of wireless email and instant messenging software. Since the Fund is not just a communications technology fund, we are also looking at other technology sectors that may provide growth opportunities.

What is your outlook for the future?

We believe it is still early in the game for the companies at the forefront of the Information Age. That’s why we are such enthusiastic proponents of broadband-related investment opportunities. Clearly, technology stocks have been hurt by recent economic developments, and will no doubt continue to experience volatility in the future. Nevertheless, we are confident that bandwidth-related technologies will continue to evolve and grow rapidly for many years to come, providing excellent opportunities for long-term investment. We are equally confident that well-managed companies with proven business plans for succeeding in a bandwidth-centric environment offer the most compelling vehicles for such investments.

     Of course, there’s no way to predict when conditions will turn positive for emerging technology stocks. We remain convinced, however, that the kinds of companies in which we invest are strongly positioned to emerge as business leaders of tomorrow. We believe the Fund is ideally designed to try to find the best investment opportunities among public and private companies of all sizes in the 21st century’s Information Age. That’s what makes Oppenheimer Emerging Technologies Fund part of The Right Way to Invest.

1. See page 7 for further details.

5 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Sector Allocation2

[GRAPHIC]

•Technology	85.4%
Computer Software	36.2
Communications Equipment	21.3
Computer Hardware	13.6
Computer Services	10.1
Electronics	4.2
•Communication Services	9.8
•Consumer Staples	2.7
•Capital Goods	2.1

Top Ten Common Stock Holdings[3]

ONI Systems Corp.	4.8%

Micromuse, Inc.	4.3

Comverse Technology, Inc.	3.6

Sonus Networks, Inc.	3.6

Check Point Software Technologies Ltd.	3.5

CIENA Corp.	3.5

Juniper Networks, Inc.	3.5

Mercury Interactive Corp.	3.5

Scientific-Atlanta, Inc.	3.2

Research In Motion Ltd.	3.0

Top Five Common Stock Industries[3]

Computer Software	24.8%

Communications Equipment	14.6

Computer Hardware	9.3

Computer Services	6.9

Telecommunications: Long Distance	5.3

2. Portfolio is subject to change. percentages are as of April 30, 2001, and are based on total market value of common stock.
3. Portfolio is subject to change. Percentages are as of April 30, 2001, and are based on net assets.

6 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market fluctuations, the Fund’s performance may be subject to substantial fluctuations and current performance may be less than the results shown. For monthly updates on the Fund’s performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about Oppenheimer Emerging Technologies Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Oppenheimer Emerging Technologies Fund is a nondiversified fund, which means that it can invest more of its assets in fewer stocks than diversified funds, and therefore has greater risks. Because the Fund also invests in mid- and small-cap companies, including initial public offerings, investors may be subject to greater risk of loss. While foreign securities offer special investment opportunities, there are also special risks such as currency fluctuations and foreign taxes.

Class A shares of the Fund were first publicly offered on 4/25/00. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 4/25/00. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 4/25/00. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For that reason, no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 4/25/00. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

7 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

Financials

8 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF INVESTMENTS April 30, 2001 / Unaudited

		Market Value
	Shares	See Note 1

Common Stocks—68.5%

Capital Goods—1.5%

Aerospace/Defense—0.1%
Teledyne Technologies, Inc.[1]	20,200	$ 265,630

Manufacturing—1.4%
C-MAC Industries, Inc.[1]	110,700	3,575,610

Corning, Inc.	43,440	954,377

		4,529,987

Communication Services—6.7%

Telecommunications: Long Distance—5.3%
Broadcom Corp., Cl. A1	26,000	1,080,560

Brocade Communications Systems, Inc.[1]	83,500	3,172,165

Comverse Technology, Inc.[1]	172,000	11,782,000

Corvis Corp.[1]	203,700	1,395,345

		17,430,070

Telecommunications: Wireless—1.4%
TyCom Ltd.[1]	320,000	4,636,800

Consumer Staples—1.9%

Broadcasting—1.9%
Comcast Corp., Cl. A Special[1]	140,000	6,147,400

Technology—58.4%

Computer Hardware—9.3%
EMC Corp.[1]	160,000	6,336,000

Handspring, Inc.[1]	413,000	6,289,990

Juniper Networks, Inc.[1]	195,000	11,510,850

Redback Networks, Inc.[1]	335,000	6,378,400

		30,515,240

Computer Services—6.9%
Finisar Corp.[1]	381,200	5,698,940

Palm, Inc.[1]	650,000	5,206,500

Sonus Networks, Inc.[1]	460,700	11,729,422

		22,634,862

Computer Software—24.8%
Agile Software Corp.[1]	520,000	9,916,400

Check Point Software Technologies Ltd.[1]	185,000	11,605,050

Mercury Interactive Corp.[1]	172,900	11,437,335

Micromuse, Inc.[1]	283,000	14,008,500

Peoplesoft, Inc.[1]	50,000	1,852,000

Quest Software, Inc.	135,000	4,965,300

Rational Software Corp.[1]	227,000	5,495,670

9 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Market Value
	Shares	See Note 1

Computer Software Continued
Research In Motion Ltd.[1]	294,000	$ 9,972,480

Tricord Systems, Inc.[1]	136,600	778,620

VeriSign, Inc.[1]	55,000	2,820,400

Veritas Software Corp.[1]	142,625	8,501,876

		81,353,631

Communications Equipment—14.6%
CIENA Corp.[1]	210,000	11,562,600

Newport Corp.	87,225	3,293,616

Nokia Corp., Sponsored ADR, A Shares	200,000	6,838,000

ONI Systems Corp.[1]	436,000	15,665,480

Scientific-Atlanta, Inc.	179,600	10,368,308

		47,728,004

Electronics—2.8%
JDS Uniphase Corp.[1]	251,095	5,370,922

Vitesse Semiconductor Corp.[1]	116,800	3,959,520

		9,330,442

Total Common Stocks (Cost $349,488,375)		224,572,066

Preferred Stocks—6.4%
ApplianceWare Holding Corp., Cv., Series B1,2,3	524,781	1,332,944

Axsun Technologies, Inc., Cv., Series C1,2,3	685,519	3,880,038

Blaze Network Products, Inc., 8% Cv., Series D1,2,3	166,836	790,803

BroadBand Office, Inc., Cv., Series C1,2,4	52,909	201,583

Centerpoint Broadband Technologies, Inc., Cv., Series D1,2	463,822	2,244,898

fusionOne, Inc., 8% Non-Cum. Cv., Series D1,2	264,186	726,511

MicroPhotonix Integration Corp., Cv., Series C1,2,3	316,691	1,999,999

Multiplex, Inc., Cv., Series C1,2	387,138	2,849,336

Questia Media, Inc., Cv., Series B1,2	258,859	999,998

Tellium, Inc., Cv., Series E1,2	166,667	5,000,010

Zaffire, Inc., Cv., Series C1,2	69,252	966,065

Total Preferred Stocks (Cost $30,151,609)		20,992,185

10 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

	Principal	Market Value
	Amount	See Note

Convertible Corporate Bonds and Notes—0.1%
Cyras Systems, Inc., 4.50% Cv. Unsec. Sub. Nts., 8/15/05[2]
(Cost $450,000)	$450,000	$507,375

Repurchase Agreements—28.9%

Repurchase agreement with Deutsche Bank Securities, Inc., 4.50%, dated 4/30/01, to be repurchased at $47,005,875 on 5/1/01, collateralized by U.S. Treasury Nts., 4.25%, 1/15/10, with a value of $6,692,828 and
U.S. Treasury Bonds, 6.75%–12%, 8/15/13–8/15/26, with a value of
$41,382,280 (Cost $47,000,000)	47,000,000	47,000,000

Repurchase agreement with PaineWebber, Inc., 4.54%, dated 4/30/01, to be repurchased at $47,668,011 on 5/1/01, collateralized by Federal
National Mortgage Assn., 6%–8.50%, 12/1/13–2/1/31, with a value of
$26,028,948 and Federal Home Loan Mortgage Corp., 6%–6.50%,
4/1/21–4/1/31, with a value of $25,378,055 (Cost $47,662,000)	47,662,000	47,662,000

Total Repurchase Agreements (Cost $94,662,000)		94,662,000

Total Investments, at Value (Cost $474,751,984)	103.9%	340,733,626

Liabilities in Excess of Other Assets	(3.9)	(12,805,431)

Net Assets	100.0%	$327,928,195

Footnotes to Statement of Investments

1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted–See Note 5 of Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2001. The aggregate fair value of securities of affiliated companies held by the Fund as of April 30, 2001, amounts to $8,003,784. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 31, 2000	Additions	Reductions	April 30, 2001

ApplianceWare Holding Corp., Cv., Series B*	524,781	—	—	524,781
Axsun Technologies, Inc., Cv., Series C	—	685,519	—	685,519
Blaze Network Products, Inc., 8% Cv., Series D*	166,836	—	—	166,836
MicroPhotonix Integration Corp., Cv., Series C*	316,691	—	—	316,691

*Not an affiliate as of October 31, 2000.

4. The issuer has filed bankruptcy. This security is valued under the guidelines established by the Board of Trustees and is considered illiquid.

See accompanying Notes to Financial Statements.

11 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

April 30, 2001

Assets
Investments, at value (including repurchase agreements of $94,662,000)—
see accompanying statement:
Unaffiliated companies (cost $461,884,230)	$332,729,842
Affiliated companies (cost $12,867,754)	8,003,784

340,733,626

Receivables and other assets:
Investments sold	3,769,198
Shares of beneficial interest sold	1,442,178
Interest and dividends	16,081
Other	20,002

Total assets	345,981,085

Liabilities
Bank overdraft	7,335

Payables and other liabilities:
Investments purchased	17,195,582
Shares of beneficial interest redeemed	683,569
Distribution and service plan fees	50,261
Transfer and shareholder servicing agent fees	45,403
Trustees’ compensation	2,319
Other	68,421

Total liabilities	18,052,890

Net Assets	$327,928,195

Composition of Net Assets
Paid-in capital	$619,383,035

Overdistributed net investment loss	(471,699)

Accumulated net realized loss on investment transactions	(156,964,783)

Net unrealized depreciation on investments	(134,018,358)

Net Assets	$327,928,195

12 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $158,740,746 and 26,236,115 shares of beneficial interest outstanding)	$6.05
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$6.42

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $129,286,620
and 21,493,624 shares of beneficial interest outstanding)	$6.02

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $38,382,163
and 6,381,903 shares of beneficial interest outstanding)	$6.01

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,518,059
and 251,185 shares of beneficial interest outstanding)	$6.04

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $607 and 100 shares of beneficial interest outstanding)	$6.07

See accompanying Notes to Financial Statements.

13 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended April 30, 2001

Investment Income
Interest	$ 4,244,728

Dividends (net of foreign withholding taxes of $572)	21,548

Total income	4,266,276

Expenses
Management fees	1,978,524

Distribution and service plan fees:
Class A	228,506
Class B	780,867
Class C	227,664
Class N	768

Transfer and shareholder servicing agent fees:
Class A	443,809
Class B	359,144
Class C	105,358
Class N	1,374

Shareholder reports	216,717

Custodian fees and expenses	13,883

Trustees’ compensation	13,753

Other	75,050

Total expenses	4,445,417
Less expenses paid indirectly	(7,929)

Net expenses	4,437,488

Net Investment Loss	(171,212)

Realized and Unrealized Loss
Net realized loss on investments	(151,318,322)

Net change in unrealized depreciation on investments	(109,282,055)

Net realized and unrealized loss	(260,600,377)

Net Decrease in Net Assets Resulting from Operations	$ (260,771,589)

See accompanying Notes to Financial Statements.

14 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Period
	Ended	Ended
	April 30, 2001	October 31,
	(Unaudited)	2000[1]

Operations
Net investment loss	$ (171,212)	$ (139,783)

Net realized gain (loss)	(151,318,322)	(5,646,461)

Net change in unrealized appreciation (depreciation)	(109,282,055)	(24,736,303)

Net decrease in net assets resulting from operations	(260,771,589)	(30,522,547)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(300,484)	—
Class B	—	—
Class C	—	—
Class N	—	—
Class Y	(2)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	33,059,990	266,456,675
Class B	32,163,890	213,552,155
Class C	12,049,362	60,730,304
Class N	1,407,441	—
Class Y	—	—

Net Assets
Total increase (decrease)	(182,391,392)	510,216,587

Beginning of period	510,319,587	103,000 [2]

End of period (including overdistributed net investment
income of $471,699 and $1, respectively)	$ 327,928,195	$ 510,319,587

1. For the period from April 25, 2000 (inception of offering) to October 31, 2000.
2. Reflects the value of the Manager's initial seed money investment at April 18, 2000.
See accompanying Notes to Financial Statements

15 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FINANCIAL HIGHLIGHTS

		Class A		Class B
	Six Months	Period	Six Months	Period
	Ended	Ended	Ended	Ended
	April 30, 2001	October 31,	April 30, 2001	October 31,
	(Unaudited)	2000[1]	(Unaudited)	2000[1]

Per Share Operating Data
Net asset value, beginning of period	$11.24	$10.00	$11.20	$10.00

Income (loss) from investment operations:
Net investment income (loss)	.01	.01	(.01)	(.01)
Net realized and unrealized gain (loss)	(5.19)	1.23	(5.17)	1.21

Total income (loss) from
investment operations:	(5.18)	1.24	(5.18)	1.20

Dividends and/or distributions
to shareholders:
Dividends from net investment income	(.01)	—	—	—

Total dividends and/or distributions
to shareholders	(.01)	—	—	—

Net asset value, end of period	$6.05	$11.24	$6.02	$11.20

Total Return, at Net Asset Value[2]	(46.11)%	12.40%	(46.25)%	12.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158,741	$253,471	$129,287	$200,251

Average net assets (in thousands)	$194,986	$149,623	$157,248	$106,620

Ratios to average net assets:[3]
Net investment income (loss)	0.31%	0.25%	(0.46)%	(0.48)%
Expenses	1.85%	1.65%	2.62%	2.39%

Portfolio turnover rate	34%	6%	34%	6%

1.	For the period from April 25, 2000 (inception of offering) to October 31, 2000.
2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), which all dividends and distrubutions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Slaes charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.	Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

16 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

		Class C	Class N		Class Y
	Six Months	Period	Period	Six Months	Period
	Ended	Ended	Ended	Ended	Ended
	Apr. 30, 2001	October 31,	Apr. 30, 2001[2]	Apr.30, 2001	October 31,
	(Unaudited)	2000[1]	(Unaudited)	(Unaudited)	2000[1]

Per Share Operating Data
Net asset value, beginning of period	$11.20	$10.00	$ 6.59	$11.26	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(.01)	(.01)	—	.04	.02
Net realized and unrealized gain (loss)	(5.18)	1.21	(.55)	(5.21)	1.24

Total income (loss) from
investment operations	(5.19)	1.20	(.55)	(5.17)	1.26

Dividends and/or distributions
to shareholders:
Dividends from net investment income	—	—	—	(.02)	—

Total dividends and/or distributions
to shareholders	—	—	—	(.02)	—

Net asset value, end of period	$6.01 $	$ 11.20	$6.04	$6.07	$$11.26

Total Return, at Net Asset Value[3]	(46.34)%	12.00%	(8.35)%	(45.96)%	12.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,382	$56,597	$1,518	$1	$1

Average net assets (in thousands)	$45,860	$28,193	$945	$1	$1

Ratios to average net assets:[4]
Net investment income (loss)	(0.47)%	(0.47)%	(0.71)%	0.81%	0.33%
Expenses	2.62%	2.39%	2.51%	1.15%	1.47%

Portfolio turnover rate	34%	6%	34%	34%	6%

1. For the period from April 25, 2000 (inception of offering) to October 31, 2000.
2. For the period from March 1, 2001 (inception of offering) to April 30, 2001.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reimbursement date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

17 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Emerging Technologies Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation.Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Non-Diversification Risk. The Fund is “non-diversified” and can invest in the securities of a single issuer without limit. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

Repurchase Agreements.The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

18 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

As of October 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

Expiring

2008	$5,646,461

Trustees’ Compensation. The Fund has adopted a nonfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and

19 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued
depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2001[1]		Period Ending October 31, 2000[2]
	Shares	Amount	Shares	Amount

Class A
Sold	9,328,786	$75,663,290	25,707,400	$304,796,287
Dividends and/or distributions reinvested	27,094	280,970	—	—
Redeemed	(5,673,804)	(42,884,270)	(3,163,361)	(38,339,612)

Net increase	3,682,076	$33,059,990	22,544,039	$266,456,675

Class B
Sold	6,191,956	$50,852,501	18,503,747	$221,172,552
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(2,575,511)	(18,688,611)	(626,668)	(7,620,397)

Net increase	3,616,445	$32,163,890	17,877,079	$213,552,155

Class C
Sold	3,480,965	$25,935,314	5,263,840	$63,254,836
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(2,152,742)	(13,885,952)	(210,260)	(2,524,532)

Net increase	1,328,223	$12,049,362	5,053,580	$60,730,304

Class N
Sold	251,185	$1,407,441	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	251,185	$1,407,441	—	$—

Class Y
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	—	$—

1. For the six months ended April 30, 2001, for the Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to April 30, 2001, for Class N shares.
2. For the period from APril 25, 2000 (inception of offering) to October 31, 2000.

20 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended April 30, 2001, were $239,929,855 and $86,690,364, respectively.

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of average annual net assets. The Fund’s management fee for the six months ended April 30, 2001, was an annualized rate of 1.00%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

Six Months Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]	Commissions on Class N Shares Advanced by Distributor[1]

April 30, 2001	$1,169,029	$323,429	$47,975	$1,611,554	$159,832	$13,932

1.	The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

	Class A	Class B	Class C	Class N
	Contingent Deferred	Contingent Deferred	Contingent Deferred	Contingent Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor

April 30, 2001	$—	$259,009	$19,684	$—

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to

21 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates Continued

0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended April 30, 2001, payments under the Class A plan totaled $228,506 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $19,157 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended April 30, 2001, were as follows:

				Distributor’s
			Distributor’s	Aggregate
			Aggregate	Unreimbursed
			Unreimbursed	Expenses as %
	Total Payments	Amount Retained	Expenses	of Net Assets
	Under Plan	by Distributor	Under Plan	of Class

Class B Plan	$780,867	$743,478	$8,287,743	6.41%
Class C Plan	227,664	158,638	719,776	1.88
Class N Plan	768	—	29,799	1.96

22 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

5. Illiquid or Restricted Securities

As of April 30, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of April 30, 2001, was $21,499,560, which represents 6.56% of the Fund’s net assets, of which $20,992,185 is considered restricted. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost Per Unit	Valuation Per Unit as of April 30, 2001	Unrealized Depreciation

Stocks and Warrants
ApplianceWare Holding Corp., Cv.,
Series B	7/11/00	$ 3.43	$ 2.54	$ 467,055
Axsun Technologies, Inc., Cv., Series C	12/13/00	11.67	5.66	4,119,969
Blaze Network Products, Inc., 8% Cv.,
Series D	10/17/00	6.40	4.74	276,948
BroadBand Office, Inc., Cv., Series C	8/28/00	18.90	3.81	798,397
Centerpoint Broadband Technologies,
Inc., Cv., Series D	10/23/00	10.78	4.84	2,755,103
fusionOne, Inc., 8% Non-Cum. Cv.,
Series D	9/6/00	5.43	2.75	708,018
MicroPhotonix Integration Corp., Cv.,
Series C	7/6/00	6.32	6.32	—
Multiplex, Inc., Cv., Series C	2/9/01	7.36	7.36	—
Questia Media, Inc., Cv., Series B	8/18/00	3.86	3.86	—
Tellium, Inc., Cv., Series E	9/20/00	30.00	30.00	—
Zaffire, Inc., Cv., Series C	5/26/00	14.44	13.95	33,933

6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the six months ended or at April 30, 2001.

23 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

OPPENHEIMER EMERGING TECHNOLOGIES FUND

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees
Donald W. Spiro, Vice Chairman of the Board of Trustees
Bridget A. Macaskill, Trustee and President
Robert G. Galli, Trustee
Phillip A. Griffiths, Trustee
Benjamin Lipstein, Trustee
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Clayton K. Yeutter, Trustee
Bruce L. Bartlett, Vice President
James F. Turner, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services
Servicing Agent

Custodian of	The Bank of New York
Portfolio Securities

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

24 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

INFORMATION AND SERVICES

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